Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Yale T. Dolginow, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Paper Warehouse, Inc. on Form 10-K for the annual period ended January 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Paper Warehouse, Inc.

By: /s/	Yale T. Dolginow

Name: Yale T. Dolginow Title: President and Chief Executive Officer Date: May 1, 2003